Summary Prospectus	April 28, 2023
Invesco V.I. Government Securities Fund
Series I shares and Series II shares

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated April 28, 2023 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that are incurred, directly or indirectly, when a variable product owner buys, holds, or redeems interest in an insurance company separate account that invests in the Series I shares or Series II shares of the Fund but does not represent the effect of any fees or other expenses assessed in connection with your variable product, and if it did, expenses would be higher.

Shareholder Fees (fees paid directly from your investment)
	Series I shares	Series II shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Series I shares	Series II shares
Management Fees	0.48%	0.48%

Distribution and/or Service (12b-1) Fees	None	0.25

Other Expenses	0.20	0.20

Total Annual Fund Operating Expenses	0.68	0.93

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
This Example does not represent the effect of any fees or expenses assessed in connection with your variable product, and if it did, expenses would be higher.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Series I shares	$69	$218	$379	$847

Series II shares	$95	$296	$515	$1,143

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 168% of the average value of its portfolio.
Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in debt securities issued, guaranteed or otherwise backed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (each, a “Federal Agency”), and in derivatives and other instruments that have economic characteristics similar to such securities. These securities include: (1) direct obligations of the U.S. Treasury, including bills, notes and bonds, and (2) obligations issued or guaranteed by Federal Agencies and supported by (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow from the U.S. Treasury, or (c) the credit of the Federal Agency. The Fund primarily invests in fixed income securities of the following types: callable bonds that can be redeemed by the issuer prior to their stated maturity; bullet-maturity debt bonds with a stated maturity date; mortgage-backed securities (MBS) consisting of interests in underlying mortgages with maturities of up to thirty years; and U.S. Treasury and Federal Agency holdings, including U.S. Treasury Inflation Protected Securities (TIPS). TIPS are publicly issued, dollar denominated U.S. government securities issued by the U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index or CPI) and their payments are supported by the full faith and credit of the United States.
The Fund may purchase mortgage-backed and asset-backed securities such as collateralized mortgage obligations (CMOs), collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs). The Fund’s investments may include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities. Some of the securities that the Fund invests in may be subject to resale
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restrictions and are exempt from registration under the Securities Act of 1933, as amended (Securities Act), such as those contained in Rule 144A promulgated under the Securities Act.
The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund may buy or sell a security with payment and delivery taking place in the future. The Fund may also engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. The Fund may engage in short sales of TBA mortgages, including short sales on TBA mortgages the Fund does not own.
The Fund can invest in derivative instruments, including swap contracts, options and futures contracts.
The Fund can use swap contracts, including interest rate swaps, to hedge or adjust its exposure to interest rates. The Fund can further use volatility swaps and credit default swaps to manage interest rate exposure; and total return swaps to manage interest rate and credit exposures.
The Fund can use options, including swaptions (options on swaps), to manage interest rate risk. The Fund can further use options on bond or rate futures to manage interest rate exposure.
The Fund can use futures contracts, including interest rate futures contracts, to increase or reduce exposure to changes in interest rates. The Fund can also use futures contracts, including Treasury futures, to gain exposure to the U.S. Treasury and Federal Agency MBS markets while deploying Fund assets in other securities.
The portfolio managers utilize the Bloomberg Intermediate U.S. Government Index as a reference in structuring the portfolio. The portfolio managers decide on appropriate risk factors such as duration, the shape of the U.S. Treasury yield curve, Federal Agency exposure, Federal Agency MBS exposure, and TIPS exposure relative to this index. The portfolio managers then employ proprietary technology to calculate appropriate position sizes for each of these risk factors. In doing so, the portfolio managers consider recommendations from a globally interconnected team of specialist decision makers in positioning the Fund to generate alpha (return on investments in excess of the Bloomberg Intermediate U.S. Government Index).
The portfolio managers generally rely upon a team of market-specific specialists for trade execution and for assistance in determining efficient ways (in terms of cost-efficiency and selection) to implement those recommendations. Although a variety of specialists provide input in the management of the Fund, the portfolio managers retain responsibility for ensuring the Fund is positioned appropriately in terms of risk exposures and position sizes.
Specialists employ a bottom-up approach to recommending larger or smaller exposure to specific risk factors. In general, specialists will look for attractive risk-reward opportunities and securities that best enable the Fund to pursue those opportunities. The portfolio managers consider the recommendations of these market-specific specialists in adjusting the Fund’s risk exposures and security selection on a real-time basis using proprietary communication technology.
Decisions to purchase or sell securities are determined by the relative value considerations of the investment professionals that factor in economic and credit-related fundamentals, market supply and demand, market dislocations and situation-specific opportunities. The purchase or sale of securities may be related to a decision to alter the Fund’s macro risk exposure (such as duration, yield, curve positioning and sector exposure), a need to limit or reduce the Fund’s exposure to a particular security or issuer, degradation of an issuer’s credit quality, or general liquidity needs of the Fund.
The Fund invests in securities of all maturities, but will maintain a weighted average effective maturity for the portfolio of between three and ten years.
In attempting to meet its investment objective or to manage subscription and redemption requests, the Fund may engage in active and frequent trading of portfolio securities.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
U.S. Government Obligations Risk. Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or adverse investor sentiment generally. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an
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unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately-issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately-issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately-issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity risk is even greater for mortgage pools that include subprime mortgages.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorb losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
TBA Transactions Risk. TBA transactions involve the risk of loss if the securities received are less favorable than what was anticipated by the Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities. When the Fund enters into a short sale of a TBA mortgage it does not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. In addition, taking short positions results in a form of leverage, which could increase the volatility of the Fund’s share price.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Inflation-Indexed Securities Risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates. Because of the inflation-adjustment feature, these securities typically have lower yields than traditional fixed-rate securities with similar maturities. Normally inflation-indexed securities will decline in price when real interest rates rise which could cause losses for the Fund. As a result, the Fund's income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
When-Issued, Delayed Delivery and Forward Commitment Risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.
Zero Coupon or Pay-In-Kind Securities Risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.
LIBOR Transition Risk. The Fund may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR is intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. Regulators and financial industry working groups in several jurisdictions have worked over the past several years to identify alternative reference rates (“ARRs”) to replace LIBOR and to assist with the transition to the new ARRs. For example, the Federal Reserve Bank of New York has identified the Secured Overnight Financing Rate (“SOFR”) as the intended replacement to USD LIBOR and foreign regulators have proposed other interbank offered rates, such as the Sterling Overnight Index Average (“SONIA”) and other replacement rates, which could also be adopted. Consequently, the publication of most LIBOR rates ceased at the end of 2021, but a selection of widely used USD LIBOR rates continues to be published until June 2023 to allow for an orderly transition away from these rates. Additionally, key regulators have instructed banking institutions to cease entering into new contracts that reference these USD LIBOR settings after December 31, 2021, subject to certain limited exceptions.
There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Fund and the instruments in which the Fund invests. For example, there can be no assurance that the composition or characteristics of any ARRs or financial instruments in which the Fund invests that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, although regulators have generally prohibited banking institutions from entering into new contracts that reference those USD LIBOR settings that continue to exist, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately
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discontinued. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Fund could result in losses to the Fund.
Commercial Paper Risk. The value of an investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements typically is less active than the market for publicly-traded securities. Rule 144A and other exempt securities, which are also known as privately issued securities, carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities at a desirable time or price.
Active Trading Risk. Active trading of portfolio securities may result in added expenses and a lower return.
Financial Markets Regulatory Risk. Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Series I shares of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a style-specific benchmark, a peer group benchmark comprised of funds with investment objectives and strategies similar to those of the Fund and a broad-based securities market benchmark (in that order). The bar chart and performance table below do not reflect charges assessed in connection with your variable product; if they did, the performance shown would be lower. The Fund's past performance is not necessarily an indication of its future performance.
Fund performance reflects any applicable fee waivers and expense reimbursements. Performance returns would be lower without applicable fee waivers and expense reimbursements.
All Fund performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund's expenses.
The Series I shares and Series II shares invest in the same portfolio of securities and will have substantially similar performance, except to the extent that the expenses borne by each share class differ. Series II shares have higher expenses (and therefore lower performance) resulting from its Rule 12b-1 plan, which provides for a maximum fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the Fund).

Annual Total Returns

Series I	Period Ended	Returns
Best Quarter	March 31, 2020	3.70%
Worst Quarter	March 31, 2022	-4.88%

Average Annual Total Returns (for the periods ended December 31, 2022)
	Inception Date	1 Year	5 Years	10 Years
Series I	5/5/1993	-10.29%	-0.12%	0.43%

Series II	9/19/2001	-10.58	-0.39	0.17

Bloomberg Intermediate U.S. Government Index		-7.73	0.46	0.69

Lipper VUF Intermediate U.S. Government Funds Classification Average		-10.75	-0.09	0.45

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		-13.01	0.02	1.06

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Clint Dudley, CFA	Portfolio Manager	2009

Noelle Corum, CFA	Portfolio Manager	2019

Purchase and Sale of Fund Shares
You cannot purchase or sell (redeem) shares of the Fund directly. Please contact the insurance company that issued your variable product for more information on the purchase and sale of Fund shares. For more information, see “Other Information—Purchase and Redemption of Shares” in the prospectus.
Tax Information
The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist primarily of ordinary income. Because shares of the Fund must be purchased through variable products, such distributions will be exempt from current taxation if left to accumulate within the variable product. Consult your variable insurance contract prospectus for additional tax information.
Payments to Insurance Companies
If you purchase the Fund through an insurance company or other financial intermediary, the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
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